UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

COMSTOCK RESOURCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-03262	94-1667468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Town and Country Blvd. Suite 500
Frisco, Texas		75034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 668-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 (per share)	CRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2024, Comstock Resources, Inc. (the "Company") entered into a subscription agreement (the "Subscription Agreement") with each of Arkoma Drilling L.P., a Texas limited partnership ("Arkoma") and Williston Drilling L.P., a Texas limited partnership ("Williston" and, together with Arkoma, the "Jones Purchasers"), pursuant to which the Jones Purchasers shall purchase, and the Company shall issue and sell to the Jones Purchasers, in the aggregate, 12,500,000 shares of common stock, $0.50 par value per share of the Company (the "Common Stock") for total consideration of approximately $100.5 million and at per share price of $8.036 (the "Transaction").

The Subscription Agreement contains customary representations, warranties and covenants by the parties thereto. None of the representations and warranties of the parties included in the Subscription Agreement survive the closing of the Transaction. The closing of the Transaction contemplated under the Subscription Agreement is subject to customary closing conditions including that all representations and warranties are true and correct in all material respects at closing, each party has performed all pre-closing covenants and the execution and delivery of an amended and restated registration rights agreement.

The foregoing description of the Subscription Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Subscription Agreement, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Transaction described in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Common Stock to be issued pursuant to the Subscription Agreement will be issued in reliance on an exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the SEC under the Securities Act.

Item 8.01 Other Events.

On March 20, 2024, the Company issued a press release announcing the Subscription Agreement and the transactions contemplated therein. A copy of such press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement, dated March 20, 2024, by and among the Company, Arkoma Drilling L.P. and Williston Drilling L.P.
99.1	Press Release, dated March 20, 2024.

* The schedules and exhibits to the merger agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Date:	March 20, 2024	By:	/s/ Roland O. Burns
Roland O. Burns President and Chief Financial Officer